Corporate Presentation January 2025 Bringing the POWER of the Datacenter to the Rugged EDGE NASDAQ:OSS

Important Disclaimers & Cautions Regarding Forward-Looking Statements One Stop Systems cautions you that statements in this presentation that are not a description of historical facts are forward-looking statements. Forward-looking statements include statements regarding One Stop Systems’ expectations, beliefs, intentions or strategies regarding the future, and can be identified by forward-looking words such as “anticipate,” “believe,” “could,” “continue,” “estimate,” “expect,” “intend,” “may,” “should,” “will” and “would” or similar words. Forward-looking statements include, without limitation, statements regarding future financial and operating results, One Stop Systems’ plans, objectives, expectations and intentions, and other statements that are not historical facts. These statements are based on the company's current beliefs and expectations. The inclusion of forward-looking statements should not be regarded as a representation by One Stop Systems or its partners that any of our plans or expectations will be achieved, including but not limited to our management’s ability to increase the company’s market position or revenue and overall expected growth and strategy. Actual results may differ from those set forth in this presentation due to the risk and uncertainties inherent in our business, including risks described in our prior press releases and in our filings with the Securities and Exchange Commission (SEC), including under the heading "Risk Factors" in our Annual Report on Form 10-K and our subsequent Quarterly Reports on Form 10-Q.   You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and we undertake no obligation to revise or update this presentation to reflect events or circumstances after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. This presentation contains estimates and statistical data that we obtained from industry publications and reports. We have not independently verified their data, and we do not guarantee the accuracy and completeness of this information. You are cautioned not to give undue weight to such estimates, and the projections, assumptions and estimates of the future performance of the markets in which we operate, which are necessarily subject to a high degree of uncertainty and risk. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any offer or sale of any securities, in any state or jurisdiction in which the offer, solicitation, or sale of securities would be unlawful. Some images may be stock photos. Financial metrics in this presentation are for the three- and nine-months ended September 30, 2024, and September 30, 2023, unless otherwise noted. All TTM numbers consist of the four trailing quarters ended September 30, 2024, and September 30, 2023.    © One Stop Systems, Inc. 2025. All Rights Reserved.

Investment Thesis: We are at the Forefront of the HPC, AI, ML, and Edge Computing Revolution Refocused strategy and new management team Strong financial position and growth focused outlook Established technology positioned for secular HPC, AI and ML trends Realigned strategy focused on pursuing fast growing opportunities within large, global defense and commercial markets New leadership team with a track record of success driving growth and profitability within defense and commercial markets Converting $1+ billion unfactored pipeline by developing integrated solutions and building multi-year, incumbent positions and predictable sales $17B global market for rugged Edge compute for AI/ML, sensor fusion, and autonomy applications 25+ years of experience designing and manufacturing ruggedized enterprise-class compute solutions for demanding applications on the Edge Leading PCIe technology and engineering knowhow, combined with NVIDA partnership, provide best-in-class solutions to support rapidly evolving market trends Strong balance sheet and limited CapEx requirements support strategic growth plan Multi-year revenue growth supported by OSS Segment Expanding gross margin by pursuing higher margin market opportunities and leveraging fixed manufacturing costs with the Company’s OSS Segment

NASDAQ:OSS About OSS Market Opportunity Strategic Growth Priorities Financial Results Appendix

Our Hardware and Software Solutions Bring the Performance of the Datacenter to the Edge Financial information as of September 30, 2024. Stock and valuation information as of October 31, 2024. $49 mil. Market cap $13 mil. Cash and equivalents $37 mil. Enterprise value $53 mil. Consolidated TTM annual revenue $1+ bil. Current unfactored pipeline 110 Global employees Our Value We solve complex problems at the intersection of AI/ML, Sensor Fusion, Sensor Processing, and Autonomy 25+ Years Experience designing and manufacturing ruggedized enterprise-class compute solutions

OSS Corporate Snapshot Key Technology Partners OSS Nasdaq ESCONDIDO, CA Corporate HQ Market Leading, Ruggedized Enterprise Class Solutions for the Edge Consolidated Revenue by Market Consolidated Revenue by Geography Most Compact Supercomputer Most Powerful GPU Accelerator Lowest Latency Fabric/PCIe Solutions High-Density Flash Array Embedded Software Tier 2 NVIDIA OEM Partner Only Tier 2 OEM with NVLink design license

Our Operating Segments OSS Overview Bressner TTM Revenue Growth Drivers Select Customers $23.9 Million $28.8 Million Original Design Manufacturer of Enterprise Class ruggedized Edge processing, compute, storage and connectivity systems focused on low latency, high performance PCI Express technology for Edge platforms Systems integrator with standard and custom hardware systems and components primarily to European markets Serves as a channel for OSS products to European and Middle East markets AI/ML and autonomy integration in Smart Cities, Industrial IoT, Healthcare, Defense and Security, Test and Measurement, Robotics Channel OSS product across EMEA Geographic and market share expansion through customer and market partnerships European economic recovery Resilient AI/ML and Autonomy market for Edge computing DoD compute and latency architecture requirements to facilitate JADC2 across Air, Land, Sea, and Space Commercial applications for datacenters, aerospace, IoT, smart cities, and autonomy International expansion

Leading Outcomes for Customers We take the highest performance leading commercially available technologies only available in controlled environments like datacenters and “ruggedize” them for the most demanding commercial and defense applications Core Capabilities Solutions Drive Better Outcomes Ruggedized SWaP-C Advanced Cooling Lowest Latency Key Partnerships Speed to Market Powerful Software Memory 20x Better Latency 350% Faster Computational Performance 130x Better Operating Speed 20+x Faster Simultaneous AI Apps 28x More Open Systems Compliant

Strengthened Leadership Team Proven management team with extensive experience bringing innovative technologies to scale within global defense and commercial markets Mike Knowles – President and CEO Jim Ison – Chief Product Officer Robert Kalebaugh – VP of Sales Daniel Gabel – Chief Financial Officer Julia Elbert – VP of Engineering Elbert has 23+ years of experience and is responsible for managing and leading the team of engineers at OSS to develop high speed electronic products focused around PCI Express. Ison has 28 years of combined sales, product management and marketing management experience in leading-edge large-scale electronic systems using breakthrough technologies.  His expertise covers government, communications and HPC markets with particular focus on AI applications in unique environments.  Gabel has 14+ years of accounting, financial, and strategic leadership experience within the defense industry. Most recently, Gabel served as CFO of CAES’ Defense System Division, a Division of Honeywell. Prior to this, he spent over 10 years at RTX Corporation (Raytheon) in various finance and accounting roles. He was appointed CFO of OSS in 2024. Knowles has 30+ years of leadership experience in global aerospace and defense markets, including Cubic Corporation, Rockwell Collins, Lockheed Martin, and Curtiss Wright Defense Solutions. Over his career he has effectively developed and launched market-changing technologies and products in both defense and commercial markets. Kalebaugh has 36+ years' experience in the development and marketing of advanced technologies for the commercial and government markets.  His capture expertise has led to significant platform and program of record wins domestically and internationally. Martin Stiborski – Managing Director, Bressner Stiborski leads OSS’ EMEA business, as well as OSS’ wholly owned subsidiary, Bressner Technology in Munich. Stiborski has 19 years of experience in the IT industry, specializing in rugged industrial and HPC products. Fabrizio Sardo – VP of Operations Sardo joined OSS from SeeScan, Inc. where he was the Director of Manufacturing, overseeing operations and was responsible for a 20% YoY growth.  Fabrizio also held key roles at HM Electronics, Inc., Thermo Fisher Scientific, Raytheon Aerospace , and TE Connectivity. Jim Reardon – VP of Technology Reardon joined OSS from Concept Development, Inc. (CDI), where he served as President for 29 years before the merger with OSS in 2018. CDI provided services to OEMs in the aerospace, medical, and industrial fields, mainly the development of embedded computer and networking components.

Growth Oriented Transformation Strategy Pivot integrating Defense Opportunities Added proven defense industry Leaders and reprofiled Board of Directors Created new multi-year strategy Rebuilt sales pipeline to over $1 billion Reduced exposure to legacy, low margin, non-core markets 2023 2024 2025 2026+ Convert pipeline to orders Positioned more broadly across defense market Produced positive book-to-bill Achieved a book-to-bill of 1.25x through Q3 2024 Established new customer funded development revenue stream Pursued additional platform opportunities Return to growth and profitability 2024 orders expected to return OSS to YoY sales growth in 2025 Expansion of gross margins EBITDA positive Improvements in European markets Accelerate growth Continued organic growth Platform acceleration from customer funded NRE Service and support EBITDA expansion through operating leverage Greater international sales M&A aligned with growth strategy

OSS is Positioned to Serve the Future Battlefield Enterprise class compute power and extremely low latency at the Edge is a requirement to run AI enabled, autonomous, and interconnected systems of the future battlefield accelerating JADC2 as we move beyond firepower to the power of information that can digitally connect and control maneuver and defensive forces Air Land Sea Space

Supporting Industrial and Commercial Mega Trends OSS provides rugged and high-performance enterprise class compute solutions to power the next generation of intelligent industrial and commercial applications at the Edge HPC / Datacenter Industry 4.0 IoT / Smart Cities Autonomy

OSS Competitive Landscape In the Realm of Rugged Performance At The Edge, OSS Stands Above Performance Ruggedized  Size  Weight  Power Management  Low Noise High Performance, Datacenter, & Clean Environments Rugged, Lower/Mid Performance, & Embedded Rugged Assemblers & Limited Engineering Rugged, Enterprise Class Performance Embedded at the Edge Workstations & Servers

NASDAQ:OSS About OSS Market Opportunity Strategic Growth Priorities Financial Results Appendix

Compelling Position Within Rapidly Evolving Industry The transition from current embedded computing to enterprise class will grow in demand and fuel OSS’s long-term growth opportunity $17B global market for rugged Edge compute for AI/ML, sensor fusion, and autonomy applications Demand on number of AI inferences per platform is increasing across Defense and Commercial applications Legacy embedded technologies cannot keep up with growing AI/ML demands that require higher compute performance Department of State is restricting GPU sales to adversaries, as a result of market dynamics and compute power requirements Emerging enterprise class capabilities are required to take advantage of AI/ML, sensor fusion and autonomy at the Edge AI and ML Applications Demanding Greater Compute Power Embedded/ Enterprise/

OSS Segment is Aligned with DoD and Commercial Market Priorities for High Performance Compute Joint All-Domain Command and Control Priorities Sensor processing, sensor fusion, autonomy and AI/ML are becoming critical to JADC2 implementation. This requires more AI processing power in the field, at the Edge, which must endure in exceptionally harsh battlefield environments. Current Defense SAM* Estimated $690 Million Current Commercial SAM* Estimated $525 Million Industry 4.0 Driving Need for Intelligent Computing Smart factories, autonomous systems, commercial aerospace, IoT, and AI/ML applications require greater connectivity, advanced analytics, automation, and advanced manufacturing technology. *Serviceable Available Market (“SAM”)

Bressner Segment Revenue ($ in millions) Strong Markets and Partners Annual Revenue & Gross Margin (Revenue in millions) Bressner Growth Drivers Long-term customer relationships and expanding daily business with expected ~10% annual revenue growth 2024 – 2025 revenue expected to be impacted by sluggish European economy Averaged 9% operating margin the past 3 years, contributing significant EBITDA Enables EMEA international sales for OSS, expected to contribute to >50% CAGR in revenue and a 40% gross margin Growth strategies focused on geographic expansion and market share increase through sales and distribution channels coupled with OSS product sales in region Comprehensive portfolio, knowhow and excellent relationships with key technology partners Industrial Automation Government Industrial IoT Medical Engineering Artificial Intelligence Smart Cities Aerospace Security & Defense Tailored Solutions, Product Portfolio and Focused Services Support a Connected World Strategic Partnerships with Industry Leaders

Leveraging Bressner as a Channel for OSS Segment Sales Leverage Bressner’s salesforce and existing customer relationships to expand OSS Segment revenue across international markets Target OSS segment products sold through Bressner to have ~40% gross margins Estimated OSS Segment Sales Through Bressner 12x increase expected in OSS Segment sales through Bressner from 2023 to 2028 In millions Defense cross selling opportunities for OSS Segment products are supported by NATO adoption of JADC2 concepts and AI/ML and autonomy objectives Commercial cross selling opportunities for OSS Segment products are supported by global AI/ML trends for autonomy, IoT, Smart Cities, and Datacenters

NASDAQ:OSS About OSS Market Opportunity Strategic Growth Priorities Financial Results Appendix

Financial Priorities Pipeline conversion to drive organic revenue growth Develop more predictable revenue streams and diversify revenues by customers, applications, and geographies Control operating expenses, while pursuing strategic growth investments in sales/marketing and R&D, to drive higher returns Generate free cash flow and maintain strong balance sheet Expand gross margins by pursuing higher margin market opportunities and leverage fixed manufacturing costs

Growth Strategies Focused on Expanding the Company's High-Growth, High-Margin OSS Segment

OSS ONE STOP SYSTEMS


AI

Lead with Best-In-Class Rugged Products

- Standard product lines
- Deliver high margins
- Retain commerciality
- Agnostic to application



Build Sustainable Customer Funded Development Revenue

- Create incumbent positions
- Secure production, support and technology refresh
- Establish multi-year revenue



Pursue Multi-Year Platform Based, Integrated Solutions

- Grow multi-year revenue
- Land and expand footprint
- Create HW/SW solutions
- Generate greater value-add
- Establish stickiness



Expand International Sales Opportunities

- Adds ~$1B to SAM opportunity
- Creates global presence
- Exportable product offerings

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Support Best-in-Class Product Line

Product Development

Product development expected to be ~8% of OSS Segment annual revenue

Five new products currently under development and product refresh underway across OSS' portfolio

OSS is a leader in PCIe technology - not only bringing it to market but applying it at the Edge and in rugged environments, in addition to datacenter applications

- NVIDIA OEM Partner
- NVIDIA Certified
- Only OEM Partner with NVLink design license

R&D Priorities Aligned with Emerging Markets

	Servers	Storage	Fabric/PCIe	Scale Out	Software
R&D Priorities					
	MGX Form Factor Blackwell™ GPU	E1.S NVMe Ion Accelerator™	PCIe Gen 6 CXL 3.0	OCP GPU Expansion	U-BMC AI/ML
Market Focus	Air C5ISR	Ground C5ISR	Maritime C5ISR	Autonomy	Composabl e
					

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Grow and Convert OSS Segment Pipeline Unfactored Pipeline Growth Current Pipeline Application Current Pipeline Characterization $850M $+1B $+2B

Expand Customer Funded Development Revenue Establish incumbent position and opportunity to expand within platform architecture Transition to multi-year contract for production, support, and tech refresh at high margin with predictable backlog and revenue Create 10+ year total lifecycle annuity at product GM% Build Long-Term Sustainable Revenue Streams Grow Customer Funded Development Revenue Illustrative Land and Expand Platform Growth Model Multiple strategic campaigns under development across global C5ISR, Autonomy, and Composable markets ~$450 Million Cumulative Platform Opportunities from 2023 to 2028 Year 1 Year 5 Mid-teen target margin for customer funded development revenue that will lead to production margin of 40+%

Legacy Platform Case Study: P-8


U.S. Navy P-8
Poseidon Aircraft
NAVY
LN
439

Customer Requirement

- High-performance, high-capacity data storage
- Storage, media, mobility and expandability
- Airborne & ground station compatibility
- Mil-spec design optimized for Size, Weight, & Power (SWaP)
- Ruggedized: mechanical, thermal, and secure


OSS Flash Storage Array
Installed on Board

OSS Solution Design-Win

Customer Flash Storage Array:
- Light-weight compact chassis
- Holds four removable 50 Terabyte flash drive canisters
- Specialized storage software

OSS unique Technology:
- Transportable flash array canisters
- Ground systems can download canister data for long-term storage & further processing and analysis

$40+ Million

Revenue To Date
From P-8 Platform

Platform Benefits

Locked-in multiple-year engagement
- Two-year design/test
- Ongoing orders & production

Land & Expand opportunity:
- Additional on-aircraft architecture programs
- Become military standard for high-capacity transportable storage
- Other military programs
- Validation for commercial applications

25

Platform Benefits Secured standard product design-wins with 3 customers and created standard products for commercial OEMs U-BMC SW license sales and multi-year production Opportunity with Cloud Service Providers (CSPs) for dense datacenter solutions Establishes lead customers for next generation products Growing Platform Case Study: Composable Infrastructure for Datacenters Customer Requirement Dense GPU acceleration datacenter compute Scale-out PCIe expansion system capability Leading-edge low-latency architecture Unprecedented power density and cooling Advanced remote system management, monitoring, reconfiguration and control OSS Solution Design-Win GPU Acceleration Systems: 4UPro 8-way GPU Ponto Reef 16-way GPU U-BMC 2.0 SW With personalized remote capabilities Fan or liquid cooling Supports FPGA and/or memory expansion Leveraged current OSS products in new configuration US Navy P-8 Poseidon Aircraft OSS developed an industry-first PCIe 5.0 expansion system, $300 Million Pipeline opportunity that aligns OSS IP to Enterprise AI & future market trends (NVDA, AMD, INTC) in datacenter and edge applications

Future Platform Case Study: U.S. Army 360 Situational Awareness Customer Requirement High performance low latency video processing for 360° Situational Awareness System Multi-format sensor processing and distribution Mil-spec fanless system optimized for ground vehicle SWAP and logistics, and compatible MOSA/SOSA architecture Video processing and dissemination software OSS Solution Design-Win Custom system ruggedized for combat vehicle integration PCIe switch-based architecture for video MOSA/SOSA compliant 350x lower latency TSN compatibility 9 NVIDIA GPU supercomputer for multiple combat vehicles 1 Intelligent PCIe Switch 4 Video Concentrators 4 Crew Stations Platform Benefits Customer funded and backed solution Product transition potential to single or multiple U.S. Army and International combat vehicle platforms Multi-platform, Multi-year production, sustainment, support Land and expand opportunity to other vehicle platform compute, dissemination, and storage architecture positions US Navy P-8 Poseidon Aircraft 5,000+ Systems Potential system sales - or more across multiple combat vehicle classes

OSS Segment Opportunities Supported by Established Market Position Established Enterprise Class Expertise Enhanced Go-to-Market Strategy Leverageable Operating Platform Pioneers at bringing enterprise class capabilities to the most challenging environments (compute, storage, fabric) Track record of solving complex customer demands High TRL and configurable off-the-shelf products Key industry partnerships Expanding software capability and AI/ML partnerships Product differentiation in uncrowded market Commerciality of products for Defense market Platform positions Can more than double OSS Segment sales within current operating footprint Resilient and growing market for Edge solutions driven by AI/ML, sensor fusion, and autonomy Strategy aligned with global market opportunities Domestic organic growth International expansion

Well Positioned to Capitalize on Market Tailwinds Resilient Global Markets Differentiated Products & Capabilities Established and Growing Platforms Compelling Growth Opportunities & Financial Model Technology drivers associated with AI/ML, Sensor Fusion and Autonomy are supporting secular demand Established enterprise class solutions ready optimized for market demand Enterprise Class Compute PCIe low latency SW (UBMC, Ion, 360 SA) Edge Ruggedization Industry relationships Growing fusion between hardware and software Sustainable revenue growth for the Company’s OSS segment Expanding margins Balanced go-to-market approach between defense and commercial markets, and domestic and international Incumbency position Integrated solutions Total lifecycle NRE, production, sustainment, and DMS Over the past 25 years, OSS has perfected how to bring Datacenter capabilities to harsh, mobile environments at the Edge by leveraging its best-in-class PCIe technologies and Enterprise Class Computing to achieve lower latency and higher processing capabilities than current embedded solutions.

Capital Allocation Priorities Maintain asset light business model Sustain balance sheet strength Strategic investments to drive ROI Pursue accretive acquisition opportunities Limited capital requirements needed to support growth Can more than double sales within current operating footprint Biggest use of capital historically has been to support working capital Product Development initiatives for best-in-class ruggedized products at the Edge Add proven sales and marketing capabilities to accelerate growth opportunities Acquisitions adding hardware and software capabilities, customers, geographies or new technologies Ensure alignment to current strategic plan Maintain strong cash position Continue to pursue strategies aimed at improving working capital efficiencies

NASDAQ:OSS About OSS Market Opportunity Strategic Growth Priorities Financial Results Appendix

Consolidated Revenue Impacted by Transformation and Continued Weakness in European Market QoQ Consolidated Revenue (in 000) YoY Consolidated Revenue (in 000) While consolidated revenue on a YTD basis has declined by 17% year-over-year, revenue on a sequential basis has stabilized and is starting to grow reflecting the early success of the Company’s transformation efforts Nine-months ended 2024 revenue impacted by approximately $4.8M associated with former media customer ~14% YoY Growth Expected in Q4 2024

OSS Segment Revenue Reflects Transformation Revenue Mix Shift Aligned with Strategic Plan OSS Segment Core Revenue Up YoY For the third quarter of 2024, OSS Segment revenue grew year-over-year by 17.5%, as the Company successfully executes its multi-year growth plan Q3 2023 Q3 2024

Despite the recent impact of under absorption in its OSS segment, gross margin has benefitted from product mix, the transition away from the legacy media business, and a strategic focus on expanding gross margin Revenue Transformation Supports Strategies to Expand Gross Margin OSS Segment Gross Margin Bressner Segment Gross Margin Consolidated Gross Margin *TTM numbers consist of the four trailing quarters ended September 30, 2024, and September 30, 2023. ¹ During the 2024 third quarter, OSS took a $6.1 million inventory charge, which reduced reported gross margin for the three- and nine-month periods ended September 30, 2024.   Focused on expanding OSS Segment gross margin to 40+% through improved manufacturing absorption and platform growth

Key Takeaways Operating in a resilient global market for rugged Edge compute for AI/ML, sensor fusion, and autonomy applications $1B+ pipeline with $450M+ of platform opportunities to achieve long term incumbent positions New Executive and business development leadership team with a track record of success in driving growth and profitability Capital light plan to achieve double-digit revenue growth and double-digit EBITDA margins over the next few years Differentiated product and program focused offerings creating significant commercial and Defense opportunities 2025 expected to achieve YoY revenue growth, EBITDA profitability, and strong balance sheet 35

NASDAQ:OSS About OSS Market Opportunity Strategic Growth Priorities Financial Results Appendix

Glossary of Terms Term Definition AI Artificial intelligence Bressner Segment Operates in Europe and is a system integrator with standard and custom all-in-one hardware systems and components. C5ISR Command, Control, Communications, Computers, Cyber, Intelligence, Surveillance and Reconnaissance Commerciality Protection category in Defense contracting that allows seller who sells product based on owned IP commercially to retain IP rights and forgo requirement to provide cost data and follow Federal Acquisition Requirements profit guidelines Composable infrastructure Connects compute, storage, and networking resources to optimize applications and improve performance EDGE Computing Brings information storage and computing abilities closer to the devices that produce information and the users who consume it GPU Graphics processing unit (GPU) is an electronic circuit that can perform mathematical calculations at high speed HPC High performance compute IoT The Internet of Things (IoT), is s a network of interrelated devices that connect and exchange data with other IoT devices JADC2 Joint All-Domain Command and Control or JADC2 connects sensors from all branches of the armed forces into a unified network LLM Large language models Term Definition ML Machine Learning NVMe Non express OCP Open compute project OSS Consolidated Consolidated financial results comprising of the Company’s OSS segment and its Bressner segment OSS Segment Operates in the U.S. and designs and manufactures ruggedized HPC, storage and connectivity systems. PCIe Peripheral Component Interconnect Express is a connection used for high-speed data transfer between electronic components SAM Serviceable Addressable Market Scale Out Computer architecture that uses multiple processers as a single entity to expand the capital of a single server Sensor Fusion Combines information from multiple sensors and platforms to improve accuracy and situational awareness TRL Technology readiness level UBMC Unified baseboard management controller VPX VPX is a set of computing standards commonly used by defense contractors.

Company Contacts Daniel Gabel Chief Financial Officer One Stop Systems, Inc. Escondido, California T 760.745.9883 ir@onestopsystems.com Investor & Media Relations SM Berger & Company T 216.464.6400 andrew@smberger.com Contact Us One Stop Systems HQ 2235 Enterprise Street #110 Escondido, CA 92029 Tel 760.745.9883